Commitments and Contingencies	6 Months Ended
Dec. 31, 2024
Commitments and Contingencies [Abstract]
Commitments and Contingencies

Note 14 — Commitments and Contingencies

Commitments

The Company’s commitments related to purchase of software. Total commitments contracted but not yet reflected in the financial statements amounted to HKD 10,600,000 (US$1,364,625) and HKD Nil as of December 31, 2024 and June 30 2024, respectively.

Contingencies

In the ordinary course of business, the Company may be subject to certain legal proceedings, claims, and disputes that arise from the business operations. Although the outcomes of these legal proceedings cannot be predicted, the Company does not believe these actions, in the aggregate, will have a material adverse impact on its financial position, results of operations or liquidity. As of December 31, 2024, the Company had no outstanding lawsuits nor claims.